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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            September 2, 2004
                           ------------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California            94901
         ----------------------------------------------------------
        (Address of Principal Executive Offices)          (Zip Code)


                               (707) 863-8000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 8.01:  Other Events
------------------------

On September 2, 2004 Westamerica Bancorporation announced a stock repurchase plan. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.





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                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller
September 7, 2004






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INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-6
                         September 2, 2004






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FOR IMMEDIATE RELEASE
September 2, 2004

WESTAMERICA BANCORPORATION ANNOUNCES
STOCK REPURCHASE PLAN

San Rafael, Calif: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today announced that its Board of Directors approved a plan to repurchase, as conditions warrant, up to two million shares of the Company's common stock on the open market or in privately negotiated transactions from time to time prior to September 1, 2005. The repurchase plan represents approximately 6.3% of the Company's currently outstanding common stock. This plan replaces the existing two million-share stock repurchase program authorized in August 2003. As previously announced, Westamerica and Redwood Empire Bancorp signed a definitive agreement under which Westamerica will acquire Redwood Empire Bancorp for approximately $148 million in a combination of stock and cash. Westamerica intends to reduce the allocation of its operating cash flow toward the repurchase of its common shares in order to meet the approximate $57 million cash payment for this transaction, which is estimated to be completed in the fourth quarter 2004 or early first quarter 2005.
	Chairman, President, and CEO David Payne stated "This stock repurchase program is being adopted to continue to provide management with the flexibility to optimize the Company's use of equity capital and enhance shareholder value. Westamerica's strong capital position, profitability and low-risk balance sheet supported the initiation of this new program."
	Westamerica Bancorporation is the holding company for Westamerica Bank operating 87 branches and 2 trust offices throughout 22 counties in Northern and Central California. At June 30, 2004, total assets were $4.6 billion, Shareholders' equity was $330 million, and total common shares outstanding were approximately 31.8 million.

          Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

          Westamerica Bancorporation
          Robert A. Thorson  -  SVP & Treasurer
          707-863-6840




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FORWARD-LOOKING INFORMATION:
----------------------------

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2004 and Form 10-K for the year ended December 31, 2003, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

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